                                 EXHIBIT 99.03

Unaudited pro forma condensed combined balance sheets of the Registrant and Redwood as of June 30, 1994 and the unaudited pro forma condensed combined statements of operations of the Registrant and Redwood for the year ended December 31, 1993 and for the six months ended June 30, 1994.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements reflect the acquisition by Cadence Design Systems, Inc. ("the Company") of Redwood Design Automation, Inc. ("Redwood") in exchange for approximately 419,000 shares of the Company's common stock, valued at $15.50 per share. The acquisition was accounted for using the purchase method of accounting. The pro forma condensed combined balance sheet assumes the merger took place on June 30, 1994 and combines the June 30, 1994 balance sheet of the Company with the July 31, 1994 balance sheet of Redwood. The pro forma combined statements of operations assumes that the merger took place as of the beginning of each company's most recently completed fiscal year and combines the Company's statements of operations for the year ended December 31, 1993 and the six months ended June 30, 1994 with Redwood's statements of operations for the year ended January 31, 1994 and the six months ended July 31, 1994, respectively. The pro forma statements of operations do not include the effect of any nonrecurring charges directly attributable to the acquisition.

The pro forma combined statements of operations are not necessarily indicative of operating results which would have been achieved had the merger been consummated as of the beginning of such periods and should not be construed as representative of future operations.

The pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Company for the year ended December 31, 1993, previously filed on Form 10-K/A and for the six months ended June 30, 1994, previously filed on Form 10-Q and the financial statements of Redwood which are included elsewhere herein.

        CADENCE DESIGN SYSTEMS, INC. AND REDWOOD DESIGN AUTOMATION, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 JUNE 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)




                                                                            ADJUSTMENTS FOR PURCHASE
                                                                       ---------------------------------     PRO FORMA
                                           CADENCE        REDWOOD           DR                  CR            BALANCES
                                        -------------  -------------   ------------        -------------    -------------
ASSETS:
CURRENT ASSETS:
CASH AND CASH INVESTMENTS                   $ 68,387       $  1,751        $     0              $     0         $ 70,138
SHORT-TERM INVESTMENTS                        28,412              0              0                    0           28,412
ACCOUNTS RECEIVABLE, NET                      74,156            392              0                    0           74,548
INVENTORIES                                    5,204              0              0                    0            5,204
OTHER CURRENT ASSETS                          15,185            103              0                    0           15,288
                                            --------       --------        -------              -------         --------
TOTAL CURRENT ASSETS                         191,344          2,246              0                    0          193,590

NET PROPERTY & EQUIPMENT                      93,421            531              0                    0           93,952

OTHER ASSETS                                  11,227             50              0                2,500 (2)        8,777
PURCHASED SOFTWARE & INTANGIBLES, NET         10,189              0          6,755 (1,3,4)        4,653 (5)       12,291
CAPITALIZED  SOFTWARE                         30,484              0              0                    0           30,484
                                            --------       --------        -------              -------         --------
TOTAL ASSETS                                $336,665       $  2,827        $ 6,755              $ 7,153         $339,094
                                            ========       ========        =======              =======         ========



LIABILITIES:
ACCOUNTS PAYABLE                            $ 13,598       $    207        $     0              $     0         $ 13,805
LOANS & LEASES - CURRENT                       2,792            329              0                    0            3,121
ACCRUED  LIABILITIES                          52,317            134              0                1,214  (4)      53,665
DEFERRED REVENUE                              52,731            331              0                    0           53,062
INCOME TAXES PAYABLE                           5,548              0              0                    0            5,548
                                            --------       --------        -------              -------         --------
TOTAL CURRENT LIABILITIES                    126,986          1,001              0                1,214          129,201
                                            --------       --------        -------              -------         --------
LOANS & LEASES - LONG TERM                     2,292          2,817          2,500 (2)                0            2,609
DEFERRED INCOME TAXES                          2,202              0              0                    0            2,202
LEASE LIABILITIES                              9,819              0              0                    0            9,819
OTHER LONG TERM LIABILITIES                    2,558              0              0                    0            2,558
                                            --------       --------        -------              -------         --------
TOTAL LONG TERM LIABILITIES                   16,871          2,817          2,500                    0           17,188
                                            --------       --------        -------              -------         --------
PUT WARRANTS                                  44,270              0              0                    0           44,270
                                            --------       --------        -------              -------         --------
STOCKHOLDERS' EQUITY (DEFICIT):
PREFERRED STOCK                                    0         10,900         10,900 (3)                0                0
COMMON STOCK                                     465             80             80 (3)                4 (1)          469
STOCK NOTES RECEIVABLE                            (3)           (20)             0                   20 (3)           (3)
PAID-IN CAPITAL                              209,602              0              0                4,546 (1)      214,148
TREASURY STOCK                               (76,750)             0              0                    0          (76,750)
RETAINED EARNINGS (DEFICIT)                   14,292        (11,951)         4,653 (5)           11,951 (3)        9,639
ACCUMULATED TRANSLATION ADJUSTMENT               932              0              0                    0              932
                                            --------       --------        -------              -------         --------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)         148,538           (991)        15,633               16,521          148,435
                                            --------       --------        -------              -------         --------
TOTAL LIABILITIES & EQUITY                  $336,665       $  2,827        $18,133              $17,735         $339,094
                                            ========       =========       =======              =======         ========





(1) ENTRY TO RECORD THE ACQUISITION OF REDWOOD BY THE ISSUANCE OF APPROXIMATELY 419,000 SHARES OF THE COMPANY'S COMMON STOCK

(2)   ENTRY TO ELIMINATE NOTE RECEIVABLE AND LOAN

(3)   ENTRY TO ELIMINATE THE STOCKHOLDERS' DEFICIT OF REDWOOD

(4) ENTRY TO RECORD OBLIGATIONS OF REDWOOD TO STOCKHOLDERS AND OTHERS PAYABLE PRIOR TO THE CLOSING OF THE ACQUISITION AND FACILITY RELOCATION COSTS

(5) ENTRY TO WRITE-OFF IN-PROCESS RESEARCH AND DEVELOPMENT AS IT HAD NOT REACHED TECHNOLOGICAL FEASIBILITY
W

        CADENCE DESIGN SYSTEMS, INC. AND REDWOOD DESIGN AUTOMATION, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                 (IN THOUSANDS)
                                  (UNAUDITED)



                                                                                PRO FORMA ADJUSTMENTS
                                                                                                                 PRO FORMA
                                                  CADENCE          REDWOOD           DEBIT       CREDIT           RESULTS
                                                  --------        --------          -------      ------          ---------
   REVENUE:
      PRODUCT                                     $241,011         $   312          $     0       $0              $241,323
      MAINTENANCE                                  127,612               0                0        0               127,612
                                                  --------         -------          -------       --              --------
        TOTAL REVENUE                              368,623             312                0        0               368,935
                                                  --------         -------          -------       --              --------
   COST OF REVENUE:
     PRODUCT                                        73,594             287            1,051 (1)    0                74,932
     MAINTENANCE                                    15,757               0                0        0                15,757
                                                  --------         -------          -------       --              --------
       TOTAL COST OF REVENUE                        89,351             287            1,051        0                90,689
                                                  --------         -------          -------       --              --------
   GROSS MARGIN                                    279,272              25           (1,051)       0               278,246
                                                  --------         -------          -------       --              --------
   OPERATING EXPENSES:

   RESEARCH AND DEVELOPMENT                         69,088           2,380                0        0                71,468
   MARKETING AND SALES                             160,212           2,273                0        0               162,485
   GENERAL & ADMINISTRATIVE                         38,737             558                0        0                39,295
   RESTRUCTURING COSTS                              13,450               0                0        0                13,450
   LOSS FROM OPERATIONS OF
        DISPOSED DIVISION                            6,200               0                0        0                 6,200
                                                  --------         -------          -------       --              --------
   TOTAL OPERATING EXPENSES                        287,687           5,211                0        0               292,898
                                                  --------         -------          -------       --              --------
   LOSS FROM OPERATIONS                             (8,415)         (5,186)          (1,051)       0               (14,652)

   OTHER EXPENSE                                    (4,364)            (35)               0        0                (4,399)
                                                  --------         -------          -------       --              --------

   NET LOSS                                       $(12,779)        $(5,221)         $(1,051)      $0              $(19,051)
                                                  ========         =======          =======       ==              ========


   NET LOSS PER SHARE                             $  (0.30)                                                       $  (0.44)
                                                  ========                                                        ========
   WEIGHTED AVERAGE SHARES                          43,060                              419                         43,479
                                                  ========                          =======                       ========


(1) ENTRY TO RECORD ONE YEAR'S AMORTIZATION OF CAPITALIZED PURCHASED INTANGIBLES BASED ON AN ESTIMATED LIFE OF TWO YEARS.

        CADENCE DESIGN SYSTEMS, INC. AND REDWOOD DESIGN AUTOMATION, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)



                                                           PRO FORMA ADJUSTMENTS
                                                                                         PRO FORMA
                                        CADENCE      REDWOOD       DEBIT      CREDIT      RESULTS
                                       --------      -------       -----      ------     ---------
   REVENUE:
      PRODUCT                          $123,832      $   419       $   0       $  0      $124,251
      MAINTENANCE                        73,989           15           0          0        74,004
                                       --------      -------       -----       ----      --------
        TOTAL REVENUE                   197,821          434           0          0       198,255
                                       --------      -------       -----       ----      --------
   COST OF REVENUE:
     PRODUCT                             38,976          208         525 (1)      0        39,709
     MAINTENANCE                          7,134            0           0          0         7,134
                                       --------      -------       -----       ----      --------
       TOTAL COST OF REVENUE             46,110          208         525          0        46,843
                                       --------      -------       -----       ----      --------
   GROSS MARGIN                         151,711          226        (525)         0       151,412
                                       --------      -------       -----       ----      --------


   OPERATING EXPENSES:
   RESEARCH AND DEVELOPMENT              35,288        1,225           0          0        36,513
   MARKETING AND SALES                   78,442        1,181           0          0        79,623
   GENERAL & ADMINISTRATIVE              20,406          325           0          0        20,731
   PROVISION FOR SETTLEMENT OF
     LITIGATION                          10,054            0           0          0        10,054
                                       --------      -------       -----       ----      --------
   TOTAL OPERATING EXPENSES             144,190        2,731           0          0       146,921
                                       --------      -------       -----       ----      --------
   INCOME (LOSS) FROM OPERATIONS          7,521       (2,505)       (525)         0         4,491

   OTHER INCOME (EXPENSE)                   790          (49)          0          0           741
                                       --------      -------       -----       ----      --------
   INCOME (LOSS) BEFORE INCOME TAXES      8,311       (2,554)       (525)         0         5,232

   PROVISION FOR INCOME TAXES            (2,078)           0           0        769 (2)    (1,309)
                                       --------      -------       -----       ----      --------
   NET INCOME (LOSS)                   $  6,233      $(2,554)      $(525)      $769      $  3,923
                                       ========      ========      ======      ====      ========
   NET INCOME PER SHARE                $   0.14                                          $   0.09

   WEIGHTED AVERAGE SHARES               44,973                      419                   45,392
                                       ========                    =====                 ========


(1) ENTRY TO RECORD SIX MONTHS AMORTIZATION OF CAPITALIZED PURCHASED INTANGIBLES BASED ON AN ESTIMATED LIFE OF TWO YEARS.

(2) ENTRY TO ADJUST CONSOLIDATED TAX PROVISION TO THE COMPANY'S ANNUAL EFFECTIVE RATE.

NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. In August 1994 the Company acquired all of the outstanding stock of Redwood Design Automation, Inc. ("Redwood") for approximately 419,000 shares of the Company's common stock. The purchase price also includes $2.5 million of advances made to Redwood, prior to the acquisition, of which $.7 million was offset against the cash of Redwood as of the closing date and the remaining amount of $1.8 million was not repaid. Redwood was a development stage company formed to design, develop and market software for use in electronic system design. The acquisition was accounted for as a purchase. In connection with the acquisition, net intangibles of $6.8 million were acquired of which $4.7 million was allocated to research and development in process and will be charged to operations as the technology had not achieved technological feasibility and had no alternative future use. The remaining $2.1 million will be amortized over a useful life of two years. The pro forma combined condensed financial statements reflect the combined operations of the two companies.

The pro forma combined condensed statements of operations for the year ended December 31, 1993 and six months ended June 30, 1994 exclude the impact of the one-time charge associated with expensing in-process research and development as it had not reached technological feasibility. The charge is included in the Company's results of operations for the quarter in which the transaction closed which was the third quarter of 1994.


2. The pro forma combined condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These pro forma combined condensed financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's annual report on Form 10-K/A for the year ended December 31, 1993 and the financial statements of Redwood included in this filing.


3. Net income per share for each period is calculated by dividing net income by the weighted average number of common stock and common stock equivalents outstanding during the period plus approximately 419,000 shares of the Company's common stock which was exchanged for all outstanding shares of Redwood common and preferred stock. Common stock equivalents consist of dilutive shares issuable upon the exercise of outstanding common stock options and warrants. Net loss per share is calculated by dividing net loss by the weighted average number of shares of common stock. Fully diluted net income
(loss) per share is substantially the same as primary net income (loss) per share.